MARK FEATHERS
                                     GENEVA
                                   SWITZERLAND

                                                               December 5, 2007

Gold Run Inc.
330 Bay Street
Suite 820
Toronto, Ontario M5H 2S8
CANADA


Gentlemen:

         I agree that all shares owned by me are restricted as to resale and transfer for an initial period of six (6) months and thereafter, for such additional period as may be determined from time-to-time by the Board of Directors in its sole discretion.

                                                               Sincerely,

                                                               /S/ MARK FEATHERS
                                                               -----------------
                                                               Mark Feathers

                                   GEORGES GUT
                                     GENEVA
                                   SWITZERLAND

                                                               December 4, 2007

Gold Run Inc.
330 Bay Street
Suite 820
Toronto, Ontario M5H 2S8
CANADA


Gentlemen:

         I agree that all shares owned by me are restricted as to resale and transfer for an initial period of six (6) months and thereafter, for such additional period as may be determined from time-to-time by the Board of Directors in its sole discretion.

                                                               Sincerely,

                                                               /S/ GEORGES GUT
                                                               -----------------
                                                               Georges Gut

                                  MARTINE LAYAT
                                     GENEVA
                                   SWITZERLAND

                                                               December 5, 2007

Gold Run Inc.
330 Bay Street
Suite 820
Toronto, Ontario M5H 2S8
CANADA


Gentlemen:

         I agree that all shares owned by me are restricted as to resale and transfer for an initial period of six (6) months and thereafter, for such additional period as may be determined from time-to-time by the Board of Directors in its sole discretion.

                                                               Sincerely,

                                                               /S/ MARTINE LAYAT
                                                               -----------------
                                                               Martine Layat

                                   EDWARD KARR
                              17 RUS DES MARAICHERS
                                 CH 1 205 GENEVA
                                   SWITZERLAND

                                                               December 4, 2007

Gold Run Inc.
330 Bay Street
Suite 820
Toronto, Ontario M5H 2S8
CANADA


Gentlemen:

         I agree that all shares owned by me are restricted as to resale and transfer for an initial period of six (6) months and thereafter, for such additional period as may be determined from time-to-time by the Board of Directors in its sole discretion.

                                                               Sincerely,

                                                               /S/ EDWARD KARR
                                                               -----------------
                                                               Edward Karr